                                                                    EXHIBIT 24.1
                             GLOBAL CROSSING LTD.
                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of GLOBAL CROSSING LTD. (the "Company") in their respective capacities set forth below constitutes and appoints JAMES C. GORTON as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company ("Common Stock") issuable to employees pursuant to the Company's 1998 Stock Incentive Plan to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned individual in the capacity indicated below opposite the name of such individual to the Registration Statement on Form S-8 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to sign any and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS HEREOF, each of the undesigned has subscribed his or her name as of the 7th day of December, 1999.


                  Signature                                            Title
                  ---------                                            -----
                /s/ Gary Winnick                           Chairman of the Board and Director
          ---------------------------------------
                  Gary Winnick


              /s/ Lodwrick M. Cook                        Co-Chairman of the Board and Director
          ---------------------------------------
                Lodwrick M. Cook


               /s/ Thomas J. Casey                  Vice-Chairman of the Board and Managing Director
          ---------------------------------------
                 Thomas J. Casey

              /s/ Joseph P. Clayton                      Vice-Chairman of the Board and Director
          ---------------------------------------
                Joseph P. Clayton

               /s/ John M. Scanlon                       Vice-Chairman of the Board and Director
          ---------------------------------------
                 John M. Scanlon


              /s/ Robert Annunziata                        Chief Executive Officer and Director
          ---------------------------------------
                Robert Annunziata

                /s/ David L. Lee                     President, Chief Operating Officer and Director
          ---------------------------------------
                  David L. Lee

                /s/ Barry Porter                           Senior Vice President and Director
          ---------------------------------------
                  Barry Porter

               /s/ Abbott L. Brown                         Senior Vice President and Director
          ---------------------------------------
                 Abbott L. Brown

                /s/ Dan J. Cohrs                    Senior Vice President and Chief Financial Officer
          ---------------------------------------
                  Dan J. Cohrs

                /s/ Jay R. Bloom                                        Director
          ---------------------------------------
                  Jay R. Bloom

              /s/ William E. Conway                                     Director
          ---------------------------------------
                William E. Conway

                /s/ Eric Hippeau                                        Director
          ---------------------------------------
                  Eric Hippeau

               /s/ Dean C. Kehler                                       Director
          ---------------------------------------
                 Dean C. Kehler

             /s/ Geoffrey J.W. Kent                                     Director
          ---------------------------------------
               Geoffrey J.W. Kent

           /s/ Douglas H. McCorkindale                                  Director
          ---------------------------------------
               Douglas H. McCorkindale

              /s/ James F. McDonald                                     Director
          ---------------------------------------
                 James F. McDonald

                 /s/ Bruce Raben                                        Director
          ---------------------------------------
                    Bruce Raben

              /s/ Michael R. Steed                                      Director
          ---------------------------------------
                  Michael R. Steed

              /s/ Hillel Weinberger                                     Director
          ---------------------------------------
                  Hillel Weinberger
